Letter to
Shareholders
-------------------------------------------------
                                     June 3, 2002

Dear Shareholder:

New Fund Name
The Securities Exchange Commission (SEC) has adopted a new rule that goes into effect July
1, 2002, whereby a fund whose name suggests an investment focus in a certain industry must adopt a policy to invest at least 80% of the value of its assets in that particular industry. Duff & Phelps Utilities Tax-Free
Income Inc. (the DTF Fund), has over 65% of its assets invested in municipal utilities as required under the Fund's investment policy.
The Board of Directors of the DTF Fund believes that it would not be in the best interests of the Fund to increase the minimum level of such utility obligations from 65% to 80% as would be required by the SEC's new rule if the Fund's name remained the Duff & Phelps Utilities Tax-
Free Income Inc. Instead, the Board has decided to change the name of the Fund to "DTF
Tax-Free Income Inc." While the Fund has a new name, its current investment policy and objectives remain unchanged. This new name will enable the Fund to maintain its existing investment policy and thereby preserve its current flexibility to pursue its investment objective of current income exempt from regular federal income tax consistent with the preservation of capital.

Fund Performance

Dividend
The DTF Fund provided an attractive level of tax-free income over the past six months ending
April 30, 2002. On April 30th, the stock closed at $14.86. The $0.07 cent monthly dividend translated to a tax-free current yield of 5.65%.

The Board of Directors increased the dividend for the second time this year at its meeting on May 22, 2002. The monthly dividend was increased from $0.07 per common share to $0.075 per common share. The increase in the dividend has been the result of the Fund's higher earnings due primarily to the low interest rate on its remarketed preferred stock (its leverage). This rate has declined from almost
5% in May of 2000 to as low as 1.15% in early
March 2002. Based on the May 31, 2002 closing stock price of $15.15, the $0.075 monthly dividend translates into a tax-free current yield of 5.94%. This level of income continues to be generated by a high quality, well-diversified investment portfolio.

Return Analysis

The DTF's total return for one, three and five year periods is compared to its Lipper Leveraged Municipal Peer Group below:

                   ANNUALIZED TOTAL RETURN
                         (04/30/02)

                     One Year  Three Years  Five Years  Since Inception1
DTF                    8.76%      5.46%        6.74%          7.62%
Lipper Leveraged
Municipal Peer Group   8.22       4.60         6.33           7.03

1 Inception date 11/30/91.

General Economic Commentary
The bond market experienced a steady increase in U.S. Treasury rates over the past six months, as the U.S. economy has begun to show signs of growth after the Federal Reserve (Fed) lowered interest rates by 475 basis points in 2001. Over the six months ending April 30, 2002, two-year U.S. Treasury rates increased by 80 basis points while 30-year U.S. Treasury rates increased by 72 basis points. This similar rise in interest rates across all maturities has kept the U.S. Treasury yield curve at steep levels, as the market wrestles with conflicting economic indicators and the timing of a reversal in the Fed's accommodative interest rate policy. We expect the U.S.
Treasury yield curve to remain steep over the near term as the Fed waits for solid evidence that the forces restraining economic expansion have abated and an economic recovery is firmly underway.

During the first few months of 2002, U.S.
economic activity slowly rebounded after dipping briefly into a recession during 2001.
Consumer spending, housing starts, and GDP have all rebounded since the start of the year.
Consumer spending, ex-automobiles, has been strong during 2002 as consumer confidence improved considerably since September 11th.
Housing starts, buoyed by an unusually warm and dry winter and very low mortgage rates also rebounded from a decline in late 2001. GDP hit its highest level since the fourth quarter of 1999 as consumers increased expenditures on items like furniture and clothing while businesses saw only a moderate decline in inventory levels. Inflation, as measured by the Consumer Price Index (CPI), remains tame as it ended April 2002 on a year-over-year basis at 1.6%, unchanged from December 2001. This low rate of inflation should help keep the Fed on hold and provide the necessary stimulus to ensure the economy continues to expand.
However, these signs of a renewed economic climate are being tempered by higher unemployment, weak corporate profits, higher energy costs, and heightened tensions in the Middle East. The national unemployment rate, which bottomed in October 2000 at 3.9%, rose to 6.0% in April 2002 as company layoffs continued to impact employment. Corporations are still struggling with declining profits thereby negatively impacting capital spending and employment. Energy costs have increased steadily during the year and the escalating tensions in the Middle East should continue to keep prices high until this uncertainty diminishes. Despite the recent evidence that an economic recovery is underway, we expect the Fed to remain on hold in the near term until it gains more confidence that the economy is more firmly entrenched and risks of slipping back into a recession have diminished.

The Municipal Market and Your Fund
Two major themes have dominated the tax-exempt market over the past six months: a steep tax-exempt yield curve and increased supply of municipal bonds. The very accommodative monetary policy stance by the Fed in attempt to stimulate the economy has caused the municipal yield curve to remain very steep. Since April
2001, long maturity tax-exempt rates have declined by only 10-15 basis points. However, there was a pronounced decline in rates seven years and shorter, causing the yield curve to steepen to levels not seen since the early
1990's. The second theme has been increased supply. Through April 2002, issuance of municipal bonds is up 12% on a year over year basis. Growing infrastructure needs and a cash crunch brought about by the recession has helped contribute to this strong issuance. The demand for new projects continues, but the slower economy is providing less current revenues to cover the costs of projects forcing municipalities to issue more debt. Generally, new issues are heavily weighted toward longer-dated maturities when rates are low. As such, this higher proportion of longer-dated bonds has contributed to the steepening of the municipal yield curve. Finally, concerns about credit risk have spilled over from corporate bonds to municipals causing municipal credit spreads to widen somewhat over the past six months. However, credit spreads still remain narrow when taking the risks of lower rated securities into consideration, making higher quality bonds still good relative value.

Within the DTF Fund, we continue to emphasize higher quality bonds. The Fund currently has an average quality rating of AA+ with over 90% of its issues rated AA or higher. Within the utility segment of the portfolio, the Fund is well diversified between electric utility, pollution control, and water/sewer issues. The
Fund has continued the theme of increasing exposure to the water and sewer utility sector while slowly reducing exposure to electric utility bonds due to the higher quality, liquidity, and essential nature that water and sewer bonds offer relative to electric utilities. Specifically, the power crisis that plagued California, the bankruptcy of Enron, and the accounting questions surrounding independent power producers has cast a negative shadow over the electric utility industry which has spilled over into municipal electric utility bonds. As a result, the portfolio remains well diversified in an effort to minimize exposure to any one sector, with electric utility exposure currently at 18%, which historically is a low level of exposure for the Fund. Further, the Fund has no exposure to any California electric utilities.

The Fund's diversification by market sector is shown below:

                    Fund Diversification

             Market Sectors
             Water/Sewer Revenue     33%
             Electric Utilities      18
             Pollution Control       10
             Pre-Refunded Utilities   7
             Non-Utilities           31
             Cash                     1

Outlook
As we move forward into the second half of
2002, factors that could drive the relative
value of municipal bonds over the balance of
the year include: the fragility of the economic
recovery, possible Federal Reserve policy
changes, and future U.S. military actions
abroad that could cause a flight to U.S.
Treasury bonds.   Finally, should the U.S.
stock market continue to experience the same level of volatility and negative returns that it has experienced over the past two years, nervous equity investors could continue to move money into tax-exempt issues, which could be positive for the market. In spite of many uncertainties, we believe the municipal market represents good relative value at current levels.

We continue to appreciate your interest in the DTF Tax-Free Income Fund and look forward to being of continued service in the future.

Sincerely,

Francis E. Jeffries, CFA
Chairman of the Board
President and Chief Executive Officer

----------------------------------------------------------
DTF TAX-FREE INCOME INC.
Portfolio of Investments
April 30, 2002 (Unaudited)

----------------------------------------------------------
              Principal
  Moody's      Amount                                  Value
   Rating       (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          LONG-TERM INVESTMENTS--143.7%
                          Alabama--4.8%
                          Jefferson Cnty. Swr. Rev.
                            Capital Impvt.
Aaa            $ 3,000    5.125%, 2/1/29, Ser. A,
                            F.G.I.C................ $  2,925,120
Aaa              4,000    5.00%, 2/1/33, Ser. A,
                            F.G.I.C................    3,795,360
                                                    ------------
                                                       6,720,480
                                                    ------------
                          California--21.8%
                          Foothill/Eastern Corr.
                            Agency
                            Toll Road Rev.,
Aaa              5,640(b) 6.00%, 1/1/34, Ser. A,
                            Perefunded 1/01/07 @
                            $100...................    6,374,441
                          Fresno Swr. Rev.,
Aaa              3,030    6.00%, 9/1/09,
                            A.M.B.A.C..............    3,472,531
Aaa              2,000    6.25%, 9/1/14,
                            A.M.B.A.C..............    2,359,680
                          Pomona Sngl. Fam. Mtge.
                            Rev.,
Aaa              2,705    7.375%, 8/1/10,
                            Escrowed to maturity...    3,138,963
                          Riverside Cnty. Sngl.
                            Fam.
                            Rev., Mtge. Backed,
Aaa              2,500    7.80%, 5/1/21, Ser. A,
                            Escrowed to maturity...    3,264,300
                          San Bernardino Cnty.
                            Residential Mtge. Rev.,
Aaa              7,840    9.60%, 9/1/15,
                            Escrowed to maturity...   11,718,370
                                                    ------------
                                                      30,328,285
                                                    ------------
                          Colorado--0.6%
                          Colorado Hsg. Fin. Auth.,
                            Sngl. Fam. Prog.,
Aa2                545    8.00%, 6/1/25............      567,192
Aa2                200    8.125%, 6/1/25...........      208,576
                                                    ------------
                                                         775,768
                                                    ------------
                          Connecticut--4.9%
                          Connecticut St. Airport
                            Rev.,
Aaa                925(b) 7.65%, 10/1/12,
                            F.G.I.C................    1,037,859
                          Prerefunded 10/1/04 @
                            $100
Aaa              2,075    7.65%, 10/1/12,
                            F.G.I.C................    2,295,407
----------------------------------------------------------
              Principal
  Moody's      Amount                                  Value
   Rating       (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          Mashantucket Western
                            Pequot Tribe Spl. Rev.,
Baa3           $ 3,500    5.75%, 9/1/18, Ser. B.... $  3,466,820
                                                    ------------
                                                       6,800,086
                                                    ------------
                          Delaware--2.6%
                          Delaware St., Econ. Dev.
                            Auth. Rev., Delmarva
                            Pwr.,
Aaa              3,500    6.75%, 5/1/19, Ser. B,
                            A.M.B.A.C..............    3,582,985
                                                    ------------
                          Florida--5.6%
                          Dade Cnty. Wtr. & Swr.
                            Sys. Rev.,
Aaa              3,000    5.25%, 10/1/26,
                            F.G.I.C................    3,003,510
                          St. Petersburg Public
                            Utility Rev.,
Aaa              5,000    5.00%, 10/1/28, Ser. A,
                            F.S.A..................    4,846,550
                                                    ------------
                                                       7,850,060
                                                    ------------
                          Georgia--16.0%
                          Atlanta Wtr. & Wastewater
                            Rev., Ser. A
Aaa              2,385    5.00%, 11/1/29,
                            F.G.I.C................    2,305,460
Aaa                715    5.00%, 11/1/38,
                            F.G.I.C................      681,631
Aaa              2,615(b) 5.00%, 11/1/29, F.G.I.C.
                          Prefunded 5/1/09 @
                            $101...................    2,823,102
Aaa                785(b) 5.00%, 11/1/38, F.G.I.C.
                          Prefunded 5/1/09 @
                            $101...................      847,470
                          De Kalb Cnty Wtr. & Swr.
                            Rev.,
Aa2              4,000    5.00%, 10/1/24...........    3,915,360
                          Fulton Cnty. Schl. Dist.,
Aa2              2,000    5.375%, 1/1/16...........    2,149,540
                          Georgia Mun. Elec. Auth.
                            Pwr. Rev., Ser. Y,
Aaa                145    6.40%, 1/1/13,
                            A.M.B.A.C..............      170,964
Aaa              2,470    6.40%, 1/1/13,
                            A.M.B.A.C..............    2,889,159
                          Georgia Mun. Elec. Auth.
                            Rev.,
Aaa              5,500    6.50%, 1/1/20, Ser. X,
                            A.M.B.A.C..............    6,531,965
                                                    ------------
                                                      22,314,651
                                                    ------------

                                          See Notes to Financial Statements.
                                       5

----------------------------------------------------------
              Principal
  Moody's      Amount                                  Value
   Rating       (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          Idaho--4.3%
                          Idaho Hsg. Agcy.,
                            Sngl. Fam. Mtge. Sr.,
Aa1            $ 3,415    6.65%, 7/1/14, Ser. B.... $  3,571,339
Aaa              2,348    6.60%, 7/1/27, Ser. B,
                            F.H.A..................    2,428,677
                                                    ------------
                                                       6,000,016
                                                    ------------
                          Illinois--6.7%
                          Chicago Gas Supply Rev.,
                            (People's Gas, Lt. &
                            Coke Co.),
Aa2              4,600    6.875%, 3/1/15...........    4,709,066
                          Chicago Gen. Oblig.,
Aaa              4,000    6.25%, 1/1/11,
                            A.M.B.A.C..............    4,584,160
                                                    ------------
                                                       9,293,226
                                                    ------------
                          Indiana--4.1%
                          Indiana Mun. Pwr. Agcy.,
                            Pwr. Supply Sys. Rev.,
Aaa              5,000    6.00%, 1/1/13, Ser. B,
                            M.B.I.A................    5,665,900
                                                    ------------
                          Kentucky--1.4%
                          Louisville & Jefferson
                            Cnty.
                            Met. Swr. District,
                            Swr. & Drain Sys. Rev.,
Aaa              2,000    5.00%, 5/15/30,
                            F.G.I.C................    1,915,660
                                                    ------------
                          Louisiana--0.9%
                          St. Charles Parish, Solid
                            Waste Disp. Rev.,
                            (Louisiana Pwr. & Lt.
                            Co.),
Aaa              1,250    7.00%, 12/1/22, F.S.A....    1,305,462
                                                    ------------
                          Massachusetts--8.9%
                          Boston Wtr. & Swr.
                            Comm. Rev.,
Aaa              2,000    5.00%, 11/1/28, Ser. D,
                            F.G.I.C................    1,934,980
                          Massachusetts St Tpk.
                            Auth., Metro. Highway
                            Sys. Rev.,
Aaa              2,355    5.125%, 1/1/23, Ser. B...    2,338,515
Aaa              2,500    4.75%, 1/1/34, Ser. A,
                            A.M.B.A.C..............    2,237,200
                          Massachusetts St., Wtr.
                            Res. Auth.,
Aaa.........     5,330(b) 7.00%, 8/1/13, Ser A.,
                            M.B.I.A.,
                          Prerefunded 8/01/04 @
                            $101 1/2...............    5,933,409
                                                    ------------
                                                      12,444,104
                                                    ------------
----------------------------------------------------------
              Principal
  Moody's      Amount                                  Value
   Rating       (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          Michigan--1.4%
                          Detroit Wtr. Supply Sys.
                            Rev.,
                            Sr. Lien,
Aaa            $ 2,000    5.00%, 7/1/30, Ser. A,
                            F.G.I.C................ $  1,915,400
                                                    ------------
                          Nebraska--4.1%
                          Omaha Pub. Pwr. Dist.,
                            Elec. Rev.,
Aa2              2,500    6.15%, 2/1/12, Ser. B
                          Escrowed to maturity.....    2,852,725
Aa2              2,500    6.20%, 2/1/17, Ser. B
                          Escrowed to maturity.....    2,870,250
                                                    ------------
                                                       5,722,975
                                                    ------------
                          New Jersey--1.5%
                          New Jersey St. Gen.
                            Oblig., Ser. H,
Aa2              2,000    5.25%, 7/1/17............    2,107,100
                                                    ------------
                          New York--15.4%
                          Long Island Pwr. Auth.
                            Elec. Sys. Rev.,
Aaa              4,000    5.25%, 12/1/26, Ser. A,
                            M.B.I.A................    4,005,040
                          New York City Mun. Wtr.
                            Fin. Auth. Wtr & Swr.
                            Sys. Rev.,
Aaa              5,000    5.00%, 6/15/29, Ser. B...    4,827,000
                          New York St. Dorm. Auth.
                            Rev., Comsewogue Pub.
                            Lib. Insd.,
Aaa              2,380    6.00%, 7/1/15,
                            M.B.I.A................    2,574,827
                          New York St. Energy
                            Research & Dev. Auth.
                            Facs. Rev.,
                            (Con Edison Co. of NY),
A1               4,000    7.125%, 12/1/29..........    4,456,840
                          New York St. Envir. Fac.
                            Corp. Poll. Ctrl. Rev.,
Aaa              5,000    6.90%, 11/15/15, Ser.
                            D......................    5,562,500
                                                    ------------
                                                      21,426,207
                                                    ------------
                          Ohio--1.9%
                          Ohio St. Wtr. Dev. Auth.
                            Rev.,
Aaa              2,445    5.50%, 6/1/20, Ser. B,
                            F.S.A..................    2,628,693
                                                    ------------
                          South Carolina--1.1%
                          Spartanburg Waterworks
                            Rev., Jr. Lien,
Aaa              1,500    5.25%, 6/1/28............    1,500,585
                                                    ------------

                                          See Notes to Financial Statements.
                                       6

----------------------------------------------------------
              Principal
  Moody's      Amount                                  Value
   Rating       (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          Tennessee--2.4%
                          Tennessee Hsg. Dev.
                            Agcy., Mtge. Fin.,
Aaa            $ 3,135    6.15%, 7/1/15, Ser. B,
                            M.B.I.A................ $  3,294,509
                                                    ------------
                          Texas--14.8%
                          Bexar Met. Wtr. Dist.
                            Waterworks Sys. Rev.,
Aaa              2,500    5.00%, 5/1/25,
                            M.B.I.A................    2,400,975
                          Coastal Wtr. Auth.
                            Contract Rev., City Of
                            Houston Proj.,
Aaa              4,000    5.00%, 12/15/25,
                            F.S.A..................    3,839,120
                          El Paso Wtr. & Swr. Rev.,
Aaa              1,555    5.50%, 3/1/12, Ser. A,
                            F.S.A..................    1,698,075
                          Harris Cnty. Toll Road
                            Sub. Lien.,
Aa1              1,650    7.00%, 8/15/10, Ser. A...    1,971,816
                          Houston Wtr. & Swr. Sys.
                            Rev.,
Aaa              1,500    5.25%, 12/1/23, Ser. B...    1,499,925
Aaa              3,500    5.00%, 12/1/28, Ser. A...    3,295,460
                          Lower Colorado River
                            Auth. Rev., Refunding &
                            Impvmnt.,
Aaa              2,000    5.00%, 5/15/31, F.S.A....    1,877,760
                          San Antonio Elec. & Gas
                            Rev.,
Aaa              4,000    5.00%, 2/1/18, Ser. A....    3,978,120
                                                    ------------
                                                      20,561,251
                                                    ------------
                          Virginia--2.8%
                          Henrico Cnty. Wtr & Swr.
                            Rev.,
Aa2              3,985    5.00%, 5/1/28............    3,887,049
                                                    ------------
                          Washington--12.6%
                          Conservation & Renewable
                            Energy Sys., Cons.
                            Proj. Rev.,
Aa1              2,600    6.875%, 10/1/11..........    2,879,136
                          King Cnty. Swr. Rev.,
Aaa              2,500    5.00%, 1/1/31,
                            F.G.I.C................    2,354,825
                          Snohomish Cnty., Pub.
                            Utils. Dist. No. 1
                            Elec. Rev.,
A1               1,500    6.90%, 1/1/06, Ser. A
                          Prerefunded 1/01/03 @
                            $100...................    1,549,845
A1               8,000    5.80%, 1/1/24, Ser. B....    8,023,600
----------------------------------------------------------
              Principal
  Moody's      Amount                                  Value
   Rating       (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          Washington St. Pub. Pwr.
                            Supply,
                            Nuclear Proj. No. 2
                            Rev.,
Aa1            $ 2,400    6.00%, 7/1/07, Ser. A.... $  2,653,848
                                                    ------------
                                                      17,461,254
                                                    ------------
                          Wyoming--3.1%
                          Wyoming St. Farm Loan
                            Brd. Cap. Fas. Rev.,
AA-*             4,000    5.75%, 10/1/20...........    4,351,920
                                                    ------------
                          Total long-term
                            investments
                            (cost $182,861,311)....  199,853,626
                                                    ------------
                          SHORT-TERM INVESTMENT--0.7%
               Shares
              ---------
                          Goldman Sachs Tax Exempt
                            Money Market Fund,
NR               1,036    (cost $1,036,150)........    1,036,150
                                                    ------------
                          Total Investments--144.4%
                            (cost $183,897,461)....  200,889,776
                          Other assets in excess of
                            liabilities--2.3%......    3,214,051
                          Liquidation Value of
                            Remarketed Preferred
                            Stock--(46.7%).........  (65,000,000)
                                                    ------------
                          Net Assets Applicable to
                            Common Stock--100%..... $139,103,827
                                                    ------------
                                                    ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
  A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    F.G.I.C.--Financial Guarantee Insurance Company.
  F.H.A.--Federal Housing Authority.
  F.S.A.--Financial Security Assurance Inc.
  M.B.I.A.--Municipal Bond Insurance Association.
(b) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
* Standard & Poor's rating.
  NR--Not Rated by Moody's or Standard & Poor's.
                                          See Notes to Financial Statements.
                                       7

----------------------------------------------------------
DTF TAX-FREE INCOME INC.
Statement of Assets and Liabilities
April 30, 2002
(Unaudited)
----------------------------------------------------------

Assets
Investments, at value (cost
  $183,897,461)........................   $200,889,776
Cash...................................         49,788
Interest receivable....................      3,412,025
Deferred expenses......................            690
                                          ------------
  Total assets.........................    204,352,279
                                          ------------
Liabilities
Advisory fee payable (Note 2)..........         83,915
Dividends payable to common
  shareholders.........................         71,774
Accrued expenses.......................         67,589
Administration fee payable (Note 2)....         25,174
                                          ------------
  Total liabilities....................        248,452
                                          ------------
Remarketed preferred stock ($.01 par
  value; 1,300
  preferred shares, issued and
  outstanding, liquidation preference
  $50,000 per share; Note 4)...........   $ 65,000,000
                                          ------------
Net Assets Applicable to Common
  Stock................................   $139,103,827
                                          ------------
                                          ------------
Net assets applicable to common stock
  were comprised of:
  Common stock at par ($.01 par value;
    600,000,000 shares authorized and
    8,507,456 issued and
    outstanding).......................         85,075
  Paid-in capital......................    120,408,778
  Undistributed net investment
    income.............................      1,684,500
  Accumulated net realized loss on
    investments........................        (66,841)
  Net unrealized appreciation on
    investments........................     16,992,315
                                          ------------
  Net assets applicable to common stock
    (equivalent to $16.35 per share
    based on 8,507,456 shares
    outstanding).......................    139,103,827
                                          ------------
                                          ------------
----------------------------------------------------------
DTF TAX-FREE INCOME INC.
Statement of Operations
Six Months Ended April 30, 2002 (Unaudited)
----------------------------------------------------------

Net Investment Income
Income
  Interest...............................   $ 5,442,370
                                            -----------
Expenses
  Investment advisory fee................       508,595
  Administration fee.....................       152,579
  Remarketing expense....................        82,000
  Directors' fees and expenses...........        64,000
  Custodian's fees and expenses..........        34,000
  Transfer agent's fees and expenses.....        30,000
  Reports to shareholders................        25,000
  Audit fee and expenses.................        22,000
  Legal fees and expenses................        13,000
  Registration fees......................        12,000
  Miscellaneous..........................         6,705
                                            -----------
    Total expenses.......................       949,879
                                            -----------
Net investment income....................     4,492,491
                                            -----------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on investment
  transactions...........................       160,016
Net change in unrealized appreciation on
  investments............................    (3,821,185)
                                            -----------
Net realized and unrealized loss on
  investments............................    (3,661,169)
                                            -----------
Dividends on remarketed preferred
  stock..................................      (479,954)
                                            -----------
Net Increase in Net Assets
Resulting from Operations................   $   351,368
                                            -----------
                                            -----------
See Notes to Financial Statements.        See Notes to Financial Statements.
                                       8

----------------------------------------------------------
DTF TAX-FREE INCOME INC.
Statement of Changes
In Net Assets
(Unaudited)
----------------------------------------------------------

                                Six Months
                                  Ended        Year Ended
Increase in                     April 30,     October 31,
Net Assets                         2002         2001(a)
                               ------------   ------------
Operations:
  Net investment income......  $  4,492,491   $  9,247,226
  Net realized gain (loss) on
    investment
    transactions.............       160,016        (41,497)
  Net change in unrealized
    appreciation on
    investments..............    (3,821,185)    10,205,803
  Dividends on remarketed
    preferred stock..........      (479,954)    (2,103,589)
                               ------------   ------------
  Net increase in net assets
    resulting from
    operations...............       351,368     17,307,943
Dividends:
  Dividends to common
    shareholders from net
    investment income........    (3,322,777)    (6,392,060)
                               ------------   ------------
    Total increase
      (decrease).............    (2,971,409)    10,915,883
Net Assets Applicable to
  Common Stock
Beginning of period..........   142,075,236    131,159,353
                               ------------   ------------
End of period(b).............  $139,103,827   $142,075,236
                               ------------   ------------
                               ------------   ------------
---------------
(a) Amounts have been restated to conform to new
    requirements under generally accepted accounting
    principles.
(b) Includes undistributed
  net investment income of...  $  1,684,500   $    994,740
                               ------------   ------------
                               ------------   ------------

See Notes to Financial Statements.
                                       9

-------------------------------------------------------------------------------
DTF TAX-FREE INCOME INC.
Financial Highlights (Unaudited)
-------------------------------------------------------------------------------

                                                                       Year Ended October 31,
                                             ---------------------------------------------------------------------------
                                             Six Months
                                               Ended
PER SHARE OPERATING PERFORMANCE OF COMMON    April 30,
SHAREHOLDERS:                                   2002        2001(g)      2000(g)      1999(g)      1998(g)      1997(g)
                                             ----------     --------     --------     --------     --------     --------
Net asset value, beginning of period.....     $   16.70     $  15.42     $  14.96     $  16.62     $  16.28     $  15.84
                                             ----------     --------     --------     --------     --------     --------
  Net investment income(d)...............           .53         1.09         1.13         1.14         1.17         1.18
  Net realized and unrealized gain (loss)
  on investments(d)......................          (.43)        1.19          .50        (1.59)         .41          .50
Dividends from net investment income to
  remarketed preferred shareholders                (.06)        (.25)        (.32)        (.25)        (.28)        (.28)
                                             ----------     --------     --------     --------     --------     --------
Net increase (decrease) from investment
  operations.............................           .04         2.03         1.31         (.70)        1.30         1.40
                                             ----------     --------     --------     --------     --------     --------
Dividends from net investment income to
  common shareholders....................          (.39)        (.75)        (.85)        (.96)(e)     (.96)        (.96)
                                             ----------     --------     --------     --------     --------     --------
Net asset value, end of period(a)........     $   16.35     $  16.70     $  15.42     $  14.96     $  16.62     $  16.28
                                             ----------     --------     --------     --------     --------     --------
Per share market value, end of
  period(a)..............................     $   14.86     $  14.45     $  12.69     $  14.13     $  17.31     $  16.00
                                             ----------     --------     --------     --------     --------     --------
TOTAL INVESTMENT RETURN OF COMMON
SHAREHOLDERS(b)..........................          5.63%       20.14%       (4.08)%     (13.34)%      11.41%       12.42%
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:(c)
Operating expenses.......................          1.38%(f)     1.38%        1.38%        1.39%        1.34%        1.35%
Net investment income....................          6.54%(f)     6.73%        7.51%        7.10%        7.18%        7.46%
SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (000)..................................     $ 138,590     $137,104     $127,639     $136,111     $137,680     $133,055
Portfolio turnover rate..................             7%           8%          26%           6%           0%           5%
Net assets of common shareholders, end of
  period (000)...........................     $ 139,104     $142,075     $131,159     $127,239     $140,465     $136,817
Asset coverage per share of preferred
  stock, end of period...................     $ 157,003     $159,289     $150,892     $147,876     $158,050     $155,243
Preferred stock outstanding (000)........     $  65,000     $ 65,000     $ 65,000     $ 65,000     $ 65,000     $ 65,000

---------------
(a) NAV and market value are published in The Wall Street Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Brokerage commissions are not reflected. Total return for periods of less than a full year are not annualized.
(c) Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(d) Calculated based upon weighted average shares outstanding during the period.
(e) The unrounded amount is $0.955.
(f) Annualized.
(g) Certain amounts have been reclassified to conform to new requirements under generally accepted accounting principles.
See Notes to Financial Statements.
                                       10

----------------------------------------------------------
DTF TAX-FREE INCOME INC.
Notes to Financial Statements (Unaudited)
----------------------------------------------------------
   DTF Tax-Free Income Inc. (formerly known as Duff & Phelps Utilities Tax-Free Income Inc.) (the 'Fund') was organized in Maryland on September 24, 1991 as a diversified, closed-end management investment company. The Fund had no operations until November 20, 1991 when it sold 8,000 shares of common stock for $112,400 to Duff & Phelps Corporation. Investment operations commenced on November 29, 1991.

   The Fund's investment objective is current income exempt from regular federal income tax consistent with preservation of capital. The Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio of investment grade tax-exempt utility obligations. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Significant           The following is a summary of
Accounting Policies           significant accounting policies
                              followed by the Fund in the preparation of its
financial statements.

Securities Valuation: The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative liquidity of some securities in the Fund's portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

   Debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on securities using the effective interest method.

Federal Income Taxes: It is the Fund's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders to qualify as a regulated investment company. For this reason, no federal income tax provision is required.

Dividends and Distributions: The Fund will declare and pay dividends to common shareholders monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. Dividends to preferred shareholders are accrued on a weekly basis and are determined as described in Note 4.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from investment income and capital gains recorded in accordance with generally accepted accounting principles.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Change in Accounting Principle: In July 2001, a Securities and Exchange Commission staff announcement, Emerging Issues Task Force Discussion ('EITF D')-98, Classification and Measurement of Redeemable Securities, was issued providing new guidance related to the presentation of preferred shares in financial statements, EITF D-98 is required to be applied beginning with fiscal quarters ending after December 15, 2001 on a retroactive basis, by restating the prior year's financial statements. In accordance with the announcement, the Fund has presented its remarketed preferred shares outside of net assets and has presented dividends to preferred shareholders on such remarketed preferred shares in the net change in net assets attributable to common shareholders resulting from operations for all periods presented. Therefore, beginning net assets attributable to common shareholders have been restated and dividend activity related to preferred shares has been reclassified from the capital activity in the statements of changes in net assets and the financial highlights to the operating activity. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net income or capital gains or losses to common shareholders.

Note 2. Agreements            The Fund has an Advisory
                              Agreement with Duff & Phelps Investment Management
Co. (the 'Adviser'), a subsidiary of Phoenix Duff & Phelps Corporation, and an Administration Agreement with Prudential Investments LLC ('PI'), an indirect, wholly-owned subsidiary of Prudential Financial, Inc.

   The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly managed assets. The administration fee paid to PI is also computed weekly and payable monthly at an annual rate of .15% of the Fund's average weekly managed assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Fund who are affiliated persons of the Adviser. PI pays occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

Note 3. Portfolio             Purchases and sales of invest
Securities                    ment securities, other than
                              short-term investments, for the six months ended
April 30, 2002 aggregated $13,934,454 and $13,981,224, respectively.

   The Federal income tax basis of the Fund's investments at April 30, 2002 was substantially the same as the basis for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $16,992,315 (gross unrealized appreciation--$17,253,256; gross unrealized depreciation--$260,941).

   The Fund had a capital loss carryforward as of October 31, 2001 of approximately $226,900, of which $62,100 expires in 2006, $123,300 expires in 2007 and $41,500 expires in 2009. Accordingly, no capital gains distribution is expected to be paid to shareholders until net realized gains have been realized in excess of such amounts.

Note 4. Capital               There are 600 million shares
                              of $.01 par value common stock authorized.

   For the year ended October 31, 2001 and the six months ended April 30, 2002, the Fund did not issue any common shares in connection with the reinvestment of dividends.

Note 5. Remarketed            The Fund's Articles of Incorpo-
                              ration authorize the issuance Preferred Stock of Remarketed Preferred Stock ('RP'). Accordingly,
the Fund issued 1,300 shares of RP on February 4, 1992. The RP has a liquidation value of $50,000 per share plus any accumulated but unpaid dividends.

   Dividends on shares of RP are cumulative from their date of original issue and payable on each dividend payment date. Dividend rates ranged from 1.15% to 2.05% during the six months ended April 30, 2002.

   Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

   The RP is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated or unpaid dividends whether or not declared. The RP is also subject to a mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

   The holders of RP have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of RP are also entitled to elect two of the Fund's directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 6. Dividends             Subsequent to April 30, 2002,
                              dividends declared and paid on preferred shares
totalled $86,697. On May 1, 2002, the Board of Directors of the Fund declared a dividend of $.07 per common share payable on May 31, to common shareholders of record on May 15. On May 22, 2002, the Board of Directors approved a dividend of $.075 per common share to be declared on June 3, 2002 payable on June 28, to common shareholders of record on June 14.

-------------------------------------------------------------------------------
OTHER INFORMATION (Unaudited)
-------------------------------------------------------------------------------

   Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is required.

   Pursuant to the Fund's Dividend Reinvestment Plan (the 'Plan'), common shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the 'Plan Agent') in shares of common stock of the Fund ('Fund Shares') pursuant to the Plan; provided that such election is subject to the power of the Board of Directors to declare capital gains distributions in the form of stock (if such a declaration is made by the Board of Directors, all shareholders who do not elect to receive cash will receive the distribution in the form of stock whether or not they elect to participate in the Plan). Common shareholders who do not participate in the Plan will receive all distributions in cash (except as described above) paid by check in United States dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent. Common shareholders who wish to participate in the Plan should contact the Fund at P.O. Box 43011, Providence, Rhode Island, 02940-3011 or call toll free (800) 451-6788.

   The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund Shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of Fund Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund Shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of Fund Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the board of directors precludes reinvestment in Fund Shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund Shares in the open market, on the New York Stock Exchange, other national securities exchanges on which the Fund's common stock is listed or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of Fund Shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Fund Shares and a cash payment will be made for any fraction of a Fund Share.

   There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all common shareholders of the Fund. All correspondence concerning the Plan should be directed to the Fund at the address on the front of this report.

   The Plan has been amended to permit Plan participants periodically to purchase additional common shares through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000, in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. This amendment to the Plan was approved by the Board on May 27, 1998 and is effective September 1, 1998. Thereafter, purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

   The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

   Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

   There have been no material changes in the Fund's investment objectives or policies, charter or by-laws and principal risk factors associated with investment in the Fund.
                                       14

-------------------------------------------------------------------
-------------------------------------------------------------------
            Directors
            Francis E. Jeffries, Chairman
            E. Virgil Conway
            William W. Crawford
            William N. Georgeson
            Philip R. McLoughlin
            Everett L. Morris
            Eileen A. Moran
            Richard A. Pavia
            Harry Dalzell-Payne

            Officers
            Francis E. Jeffries, President & Chief Executive
              Officer
            James D. Wehr, Vice President & Chief Investment
              Officer
            Timothy M. Heaney, Vice President
            Nancy Engberg, Secretary, Vice President & Counsel
            Alan M. Meder, Treasurer & Assistant
              Secretary

            Investment Adviser
            Duff & Phelps Investment Management Co.
            55 East Monroe Street
            Suite 3600
            Chicago, IL 60603
            (312) 263-2610

            Administrator
            Prudential Investments LLC
            Gateway Center Three
            100 Mulberry Street
            Newark, NJ 07102-4077
            Call toll free (800) 225-1852

            Custodian
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171

            Transfer Agent
            EquiServe L.P.
            P.O. Box 43011
            Providence, RI 02940-3011
            Call toll free (800) 451-6788

            Independent Auditors
            Ernst & Young LLP
            5 Times Square
            New York, NY 10036

            Legal Counsel
            Skadden, Arps, Slate, Meagher & Flom (Illinois)
            333 West Wacker Drive
            Chicago, IL 60606

              The accompanying financial statements as of April 30, 2002 were not audited and accordingly, no opinion is expressed on them.

              This report is for stockholder information. This is not a
            prospectus intended for use in the purchase or sale of Fund shares.

            23334J107
            23334J206

   DTF Tax-Free
   Income Inc.
------------------------------------------------------------
   Semi-Annual Report
   April 30, 2002